iShares®

iShares Trust

Supplement dated June 11, 2026 to the currently effective

Statement of Additional Information (the “SAI”)

for iShares Texas Equity ETF (TEXN) (the “Fund”)

FTSE Russell (the “Index Provider”) has made certain changes to the methodology for the index that is tracked by the Fund (the “Underlying Index”) with respect to initial public offerings (“IPOs”).

Effective immediately, the following changes are being made to the Fund’s SAI:

1.	The following is added to “The Russell Indexes” section of the Fund’s SAI:

Index Eligibility for IPOs.

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An IPO with an investable market capitalization that is greater than the market-adjusted total market capitalization breakpoint for the Russell Top 500 (i.e., the 500th largest stock) as of the previous semi-annual reconstitution is eligible for potential fast entry inclusion in an Underlying Index. Breakpoints established at the semi-annual reconstitution are market-adjusted quarterly. The Index Provider determines an IPO’s investable market capitalization using the free float shares available at the time of the IPO and the share price as of the end of the first trading day.

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An IPO must have at least 5% free float and 5% voting rights in the market within 12 months from the date of index inclusion to qualify for fast entry inclusion. An IPO with less than 5% float or 5% voting rights at index inclusion due to lock-ups may still qualify if lock-up expirations within 12 months from the date of index inclusion are expected to increase float and voting rights to meet the 5% minimum. If the 5% minimums are not met within the 12-month period, the Index Provider will determine the course of action on a case-by-case basis.

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An eligible IPO will be added after the close of the fifth day of trading following the initial listing. However, an IPO whose index inclusion date falls within the Index Provider’s lock-down period for the semi-annual reconstitution in June and December will be added on the effective date of the reconstitution.

Style Probability for IPOs. An IPO generally inherits the growth and value style probability of the average Industry Classification Benchmark (“ICB”) subsector to which the company is assigned by the Index Provider. However, the Index Provider may determine an IPO’s style probability independent of the assigned ICB subsector. The Index Provider reassesses the style probability of a newly added IPO at the semi-annual reconstitution based on available company fundamentals.

2.	The third sentence in the first paragraph of “The Russell Indexes” section in the Fund’s SAI is deleted and replaced with the following:

The Russell 3000 Index is completely reconstituted semi-annually on the fourth Friday in June and the second Friday in December. Eligible IPOs are added to the index quarterly, except that IPOs that meet certain criteria determined by the Index Provider will be added on an accelerated basis.

3.	In the Fund’s SAI, the index description and methodology discussion in the section titled “Russell Texas Equity Index” is deleted and replaced with the following:

Index Description. The Russell Texas Equity Index is designed to measure the performance of equity securities of U.S. companies headquartered in the State of Texas, as determined by the Index Provider. The Underlying Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by the Index Provider.

Index Methodology. To be eligible for the Underlying Index, at each rebalance date, each security must be included in the Russell 3000 Index, have a float-adjusted market capitalization of $500 million or more, and have a three-month daily value traded of at least $3 million. However, initial public offerings that are included in the Russell 3000 Index pursuant to the Index Provider’s fast entry rules (“Fast Entry IPOs”) are not measured against this daily volume average until they have traded for longer than three months.

Eligible securities of companies that are headquartered in the State of Texas, as determined by the Index Provider, are selected for inclusion in the Underlying Index, and weighted by float-adjusted market capitalization. The Underlying Index uses a capping methodology at each quarterly rebalance that limits the (1) weight of any single company to a maximum of 10% of the Underlying Index weight and (2) the sum of all companies with a weight above 4.5% to an aggregate of 45% of the Underlying Index weight.

The Underlying Index is reconstituted and rebalanced quarterly, at the close of the fourth Friday in June and the third Friday of March, September and December. Fast Entry IPOs, however, are added to the Underlying Index when they are added to the Russell 3000 Index.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IPO3-0626

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